AMENDMENT TO LEASEHOLD PURCHASE AGREEMENT

This Amendment to Leasehold Purchase Agreement (the "Amendment") is entered into on this 24th day of April, 2012, by and between **CIRCLE STAR ENERGY CORP.**, a Nevada corporation (the "Purchaser") and **WEVCO PRODUCTION, INC.**, an Ohio corporation (the "Seller").

BACKGROUND

WHEREAS, Purchaser and Seller entered into that certain Leasehold Purchase Agreement dated March 8, 2012 (the "Agreement"), wherein Seller agreed to sell, and Purchaser agreed to purchase, all of Seller's rights, title and working interests in and to certain Leaseholds on or before the April 30, 2012.

WHEREAS, Purchaser and Seller desire to amend the Agreement as provided herein to afford Purchaser additional time to close the transaction contemplated by the Agreement.

NOW, THEREFORE, in consideration of the promises and mutual obligations of the parties contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto, intending to be bound, hereby agree to incorporate the foregoing background as if fully rewritten in this Amendment, and further agree as follows:

AGREEMENT

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the same meanings as such terms that are set forth in the Agreement, as amended.

2. Extension Price. Contemporaneously with the execution of this Amendment and in consideration for Seller amending the Agreement to afford Purchaser additional time to close the transaction contemplated by the Agreement, Purchaser hereby agrees to wire or cause to be wired to Seller the non-refundable sum of One Hundred Thousand and no/100 Dollars ($100,000.00) (the "Extension Price"). Purchaser agrees that the Extension Price is reasonable with respect to the time the Leaseholds will remain off the market due to the extension of the Closing Date. If Purchaser fails to take the actions contemplated by Section 8(b) in the Agreement on or before the Closing Date, the Extension Price shall be retained by Seller as consideration paid to leave Seller's irrevocable and exclusive offer open to Purchaser through the Closing Date and shall not act as a credit to the Purchase Price or towards the purchase of the Leaseholds. If Purchaser takes the actions contemplated by Section 8(b) on or before the Closing Date, the Extension Price shall be credited against the Purchase Price. Seller's receipt of the Extension Price shall in no way prejudice Seller's rights in any action for damages or specific performance.

3. Closing. Purchaser and Seller hereby agree that Section 7 of the Agreement shall be deleted and replaced in its entirety with the following:

The closing (the "Closing") of the transaction contemplated herein shall take place at the law offices of Dinsmore & Shohl, LLP, 191 W. Nationwide Blvd, Ste 300, Columbus, Ohio and shall occur as soon as reasonably practicable after the Effective Date, but in all events no later than 11:59 PM EST on May 31, 2012 (the "Closing Date").

4. Assignment of Lynd Family Trust Leases. Seller and Purchaser acknowledge that Seller has relied to its detriment on the timing of the original Closing Date and that the extension of the Closing Date effectuated by this Amendment may cause certain adverse consequences to Seller. In order to lessen the effect of some of these consequences, Seller desires to transfer and assign to Purchaser those certain Leaseholds attached hereto on **Exhibit "A"** (the "Lynd Family Trust Leases") prior to the Closing Date with the understanding that Purchaser will return the Lynd Family Trust Leases should the Closing not occur on the Closing Date. Accordingly, contemporaneously with the execution of this Agreement, Seller agrees to deliver to Purchaser an executed assignment (in the same form as attached to the Agreement) of the Lynd Family Trust Leases. Purchaser shall execute and acknowledge the assignee's counterpart and record such assignment within seven (7) days of the receipt of the same. If Purchaser fails to take the actions contemplated by Section 8(b) of the Agreement on or before the Closing Date, Purchaser shall immediately transfer and assign to Seller the Lynd Family Trust Leases on the same form of assignment on which they were received. Purchaser agrees to pay for the costs and expenses of recording all assignments related to the Lynd Family Trust Leases. Further, should Purchaser fail to take the actions contemplated by Section 8(b) of the Agreement on or before the Closing Date and should Purchaser fail to transfer and assign to Seller the Lynd Family Trust Leases within seven (7) days after the stated Closing Date, Purchaser agrees to pay all costs incurred by Seller in enforcing the terms of this Section 4, whether suit be brought or not, including reasonable attorneys' fees and costs of suit and preparation therefore.

5. Ratification of Agreement. Except as amended above, Purchaser and Seller do hereby ratify and reaffirm the provisions of the Agreement, acknowledge that the terms and conditions of the Agreement are reasonable, valid and enforceable, and agree that the Agreement shall continue in full force and effect except as amended hereby.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date set forth above.

Purchaser:

CIRCLE STAR ENERGY CORP.
a Nevada corporation

By:____________________
Jeff Johnson, CEO

Seller:

WEVCO PRODUCTION, INC.
an Ohio corporation

By:____________________
William E. Valentine, President

CORPORATE ACKNOWLEDGEMENTS

STATE OF TEXAS :
: **SS:**
COUNTY OF Tarrant :

The foregoing instrument was acknowledged before me this 24 day of April, 2012, by Jeff Johnson, the Chief Executive Officer of Circle Star Energy Corp., a Nevada corporation, on behalf of said entity.

Renee Traghella
Notary Public

NOTARY PUBLIC STATE OF TEXAS
Renee Traghella
My Commission Expires
09/10/2014

STATE OF OHIO :
: **SS:**
COUNTY OF FRANKLIN :

The foregoing instrument was acknowledged before me this 24TH of April, 2012, by William E. Valentine, the President of Wevco Production, Inc., an Ohio corporation, on behalf of said entity.

Lynn S. Stumpf
Notary Public

NOTARIAL SEAL STATE OF OHIO
Lynn S. Stumpf
Notary Public, State of Ohio
My Commission Expires 09-26-2015

This Instrument was prepared by:
WEVCO PRODUCTION, INC.
1933 E. Dublin Granville Road
PMB 107, Columbus, OH 432221

EXHIBIT "A"
LYND FAMILY TRUST
SCHEDULE OF OIL AND GAS LEASES
TREGO COUNTY, KANSAS

Lessor	Gross Acreage	Net Acreage	Effective Date	Term in Months	Recorded Book	Recorded Page	Legal Description *Legend:North=N, East=E, South=S, West=W, Section=Sec, Township=T, Range=R, Quarter=4 & Half 2*
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	142	W2 SW4 Sec 5, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	144	S2 SE4 Sec 18, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	146	N2 SW4 Sec 18, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	148	S2 SW4 Sec 18, T11S & R21W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	150	N2 SE4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	152	S2 SE4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	154	N2 SW4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	156	S2 SW4 Sec 13, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	158	N2 SE4 Sec 14, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	160	S2 SE4 Sec 14, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	174	N2 SE4 Sec 26, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	176	S2 SE4 Sec 26, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	178	N2 NW4 Sec 36, T11S & R22W
Lynd Family Trust dated 10/30/96, Delmer W. & Dorothy M., Trustees	80	80	05/31/06	120	139	180	S2 NW4 Sec 36, T11S & R22W
Total Net Acreage		**1,120**					